EXHIBIT 32


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen Nagel, President and Director of Kolorfusion International, Inc. (the "Company"), hereby certify that to the best of my knowledge:

        (1) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; (fifteen U.S.C. 78m or 78(d)) and

        (2) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: February 13, 2004                 /s/ Stephen Nagel
                                        -------------------------------
                                        Stephen Nagel
                                        President, Director


         The foregoing certification is being furnished solely pursuant to 18U.S.C. SS 1350 and is not being filed as part of the Form 10-QSB or as separate disclosure documents. A signed original of this written statement has been provided to Kolorfusion International, Inc. and will be retained by Kolorfusion International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.









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